UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices) (Zip Code)

(415) 489-4940
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On June 3, 2021, DocuSign, Inc. (the “Company”) reported financial results for the three months ended April 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other filing with the Securities and Exchange Commission made by the Company, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 28, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 160,921,466 shares of common stock, or approximately 82.71% of the total outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. The holders present voted on the three proposals presented at the Annual Meeting as follows:

Proposal One – Election of Directors

The Company’s stockholders approved the election of four directors, each to serve for a three-year term expiring at the 2024 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mary Agnes ("Maggie”) Wilderotter	76,223,039	48,228,092	36,470,335
Enrique Salem	88,975,075	35,476,056	36,470,335
Peter Solvik	84,630,514	39,820,617	36,470,335
Inhi Cho Suh	90,049,781	34,401,350	36,470,335

Proposal Two – Ratification of Selection of Independent Public Registered Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending January 31, 2022 by the following votes:

Votes For	Votes Against	Abstentions
158,051,485	2,591,866	278,115

Proposal Three – Advisory Vote on Our Named Executive Officers' Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,101,630	10,819,702	529,799	36,470,335

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated June 3, 2021 concerning financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 3, 2021

DOCUSIGN, INC.

By:	/s/ Cynthia Gaylor
Cynthia Gaylor
Chief Financial Officer
(Principal Accounting and Financial Officer)